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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2003

                             The Havana Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
            (State or jurisdiction of incorporation or organization)

                                    000-24269
                            (Commission File Number)

                                   34-1454529
                     (I.R.S. Employer Identification Number)

                    7090 Whipple Avenue, N. Canton, OH 44720
               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 330-244-9720

          (Former name or former address, if changed since last report)



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Item 5.Other events and Regulation D disclosure.
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         The Registrant announced today that is focusing all of its business efforts on its oil and gas investment(s).

         Management reported in its 2002 Form 10-K that the Company was committed to terminating its tobacco related businesses by the end of December 2003. Today, the Company has ceased all tobacco related businesses with the exception of limited liquidating sales. The Company has a plan to raise financing for its oil and gas investment(s) and is currently executing that plan. There can be no assurances given that these plans will be successful and that the Company will raise sufficient financing or, if successful, that it will be on terms satisfactory to the Company.

         The Registrant's Board of Directors has approved a change in its corporate name to Surge Global Energy, Inc., subject to approval of stockholders at its upcoming 2004 Annual Meeting.

         The Registrant's Press Release is appended hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Exhibit.

         No.      Description
         ---      -----------

         99.1     Press Release issued January 22, 2004



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     The Havana Group, Inc.

Dated: January 22, 2004              By: /s/ William Miller
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                                         William Miller, Chief Executive Officer